Exhibit 10.25

FORM OF LEAK OUT AGREEMENT

_______________ ___, 2023

Spartan Capital Securities, LLC

45 Broadway, 19th Floor New York, New York 10006

Re: AdvEn Inc.— Public Offering

Ladies and Gentlemen:

The undersigned is a holder of common stock (the “Common Stock”), or rights to acquire shares of Common Stock (the “Shares”) of AdvEn Inc.(the “Company”), understands that you are the representative (the “Representative”) of several underwriters (collectively, the “Underwriters”), named or to be named in the final form of Schedule I to the underwriting agreement (the “Underwriting Agreement”) to be entered into between the Representative and the Company, providing for the public offering (the “Public Offering”) of securities of the Company (the “Securities”) pursuant to a registration statement filed or to be filed (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Representative’s agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Undersigned hereby agrees, for the benefit of the Company, the Representative and the other Underwriters that, without the prior written consent of the Representative, the Undersigned, during the period commencing on the date of this Leak-Out Agreement and continuing and including the date that is one-hundred and eighty (180) days after the closing of the Public Offering (the “Leak-Out Period”), provided that the price of the Common Stock appreciates one hundred percent (100%) on The Nasdaq Capital Market (the “Nasdaq”), shall only be entitled to sell, dispose, transfer, assign, pledge or hypothecate or enter into any such transaction to such effect, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) (each a “Disposition”), on any day during the Leak-Out Period:

(i)	over the first thirty (30) trading days (“First 30 days”) after the Common Stock starts trading on the Nasdaq commencing on the first trading day thereafter, no more than five percent (5%) of the trading volume of Common Stock as reported by Bloomberg, L.P. (“Bloomberg”) for the trading day immediately prior to the date of Disposition; and

(ii)	post the First 30 days, no more than ten percent (10%) of the trading volume of Common Stock as reported by Bloomberg for the trading day prior to the date of Disposition.

Leak-Out Agreement

The restrictions in the foregoing paragraph shall not apply to (a) any Disposition of Shares acquired in open market transactions following the closing of the Public Offering, provided the Disposition would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made, (b) the conversion of the outstanding securities into Shares, provided that any such Shares received upon such conversion shall be subject to the restrictions on Disposition set forth in this Leak-Out Agreement, or (c) the Disposition of Shares or any security convertible into or exercisable or exchangeable for Shares pursuant to a bona fide third-party tender offer for securities of the Company, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of Common Stock involving a change of control (as defined below), provided that all of the Undersigned’s Relevant Securities subject to this Leak-Out Agreement shall remain subject to the restrictions herein. For purposes of this Leak-Out Agreement, “change of control” means any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of affiliated persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting stock of the Company (or the surviving entity). As used herein, the term “Relevant Security” or “Relevant Securities” means any Share, any warrant to purchase Shares or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the Undersigned on the date of closing of the Public Offering or acquired by the Undersigned during the Leak-Out Period.

Notwithstanding the foregoing or anything contained herein to the contrary, the Undersigned may transfer the Undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts;

(ii)	To any immediate family member of the Undersigned, or to any trust, partnership, limited liability company or other legal entity commonly used for estate planning purposes which is established for the direct or indirect benefit of the Undersigned or a member or members of the immediate family of the Undersigned;

(iii)	if the Undersigned is a corporation, partnership, limited liability company, trust or other business entity, (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Undersigned, (2) to partners, limited liability company members or stockholders of the Undersigned or holders of similar equity interests in the Undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the Undersigned or any other change of control of the Undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Leak-Out Agreement;

(iv)	if the Undersigned is a trust, to the trustee or beneficiary of such trust or to the estate of a beneficiary of such trust;

(v)	by testate or intestate succession;

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(vii)	to the Undersigned’s Affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

(viii)	pursuant to the Underwriting Agreement.

provided, in the case of clauses (i)-(vi), that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Underwriters and the Company to be bound by the terms of this Leak-Out Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

Leak-Out Agreement

For purposes of this Leak-Out Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The Undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Leak-Out Agreement.

The Undersigned hereby represents and warrants that the Undersigned has full power and authority to enter into this Leak-Out Agreement and that this Leak-Out Agreement has been duly authorized (if the Undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the Undersigned, enforceable in accordance with its terms. Upon request, the Undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the Undersigned shall be binding upon the successors and assigns of the Undersigned from the date of this Leak-Out Agreement.

This Leak-Out Agreement shall automatically terminate and be of no further effect upon the earliest to occur, if any, of the following: (i) prior to the execution of the Underwriting Agreement, upon such date the Company, on the one hand, or you, on the other hand, notifies the other in writing that it does not intend to proceed with the Public Offering, (ii) the date that the Company withdraws the registration statement related to the Public Offering, or (iii) upon the termination (other than the provisions thereof that survive termination) of the Underwriting Agreement in accordance with the terms thereof prior to payment for and delivery of the Shares to be sold thereunder.

This Leak-Out Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Leak-Out Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

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Leak-Out Agreement

Very truly yours,

Signature:

Name (printed):

Title (if applicable):

Entity (if applicable):

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